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                                                                    EXHIBIT 99.1



[MEDAVANT LOGO]

INVESTOR RELATIONS CONTACT:                        MEDIA CONTACTS:
---------------------------                        ---------------
EMILY PIETRZAK                                     TERESA STUBBS
MEDAVANT HEALTHCARE SOLUTIONS                      MEDAVANT HEALTHCARE SOLUTIONS
925-765-4410                                       812-206-4332
EPIETRZAK@MEDAVANTHEALTH.COM                       TSTUBBS@MEDAVANTHEALTH.COM
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   MEDAVANT ACQUIRES ZENEKS, INC. TO ENHANCE COST CONTAINMENT SERVICE OFFERING

      Acquisition Expected to be Fully Integrated within First Quarter 2006

ATLANTA, GA.--(BUSINESS WIRE)--FEBRUARY 14, 2006-- MedAvant Healthcare Solutions (MedAvant) (NASDAQ: PILL), a leader in healthcare technology and transaction services, today announced their acquisition of substantially all the assets and operations of Zeneks, Inc., a privately held bill negotiation services company based in Tampa, Florida.

"This acquisition is a strategic move to expand our provider relationships and enhance our bill negotiation services for payers," said John Lettko, CEO of MedAvant. "Zeneks has a solid service offering that complements our existing cost containment solution. In addition, they have a very innovative team that we're excited to have as part of MedAvant."

Zeneks was incorporated in 1998 and was established as a medical cost containment company. They have relationships with numerous providers throughout the country.

We expect to integrate the Zeneks operations into MedAvant's current bill negotiation system by the end of the first quarter of fiscal 2006. MedAvant believes the acquisition will be immediately accretive to their earnings.


ABOUT MEDAVANT HEALTHCARE SOLUTIONS

MedAvant, a leader in healthcare technology services, provides healthcare transaction processing, medical cost containment services, business process outsourcing solutions and related value-added products to physicians, payers, pharmacies, medical laboratories, and other healthcare suppliers. To facilitate these services, MedAvant operates Phoenix(TM), a highly scalable and secure national information platform, which supports real-time direct connectivity and transaction processing between healthcare clients. For more information


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about MedAvant, please visit the Company's website at
http://www.medavanthealth.com. MedAvant is a trade name of ProxyMed, Inc.

ABOUT ZENEKS

Zeneks specializes in managing out-of-network healthcare expenditures for self-insured medical plans, third party administrators, and other entities. Zeneks offers negotiations and contracting services and PPO network access, as well as other medical cost management solutions. Their clients include companies such as Corrections Corporation of America, Atlantic/Colonial Medical Insurance, IOA-RE, and Community Health Solutions. For more information, please visit the company's website at http://www.zeneks.com.

FORWARD-LOOKING STATEMENT

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws. For example, the words "expected", "believes" and similar expressions generally identify forward-looking statements. ProxyMed, Inc. d/b/a MedAvant Healthcare Solutions (the "Company") cautions that while these statements, including statements regarding our ability to integrate Zeneks into our operations, as well as the impact that the Zeneks acquisition will have on earnings, reflect our current plans and expectations, they are subject to risks and uncertainties. These risks and uncertainties could cause the actual results to differ materially from those anticipated by such statements. These risks and uncertainties include: the ability of the Company to successfully integrate customers, products and technology of acquired businesses into the Company's business; the risk that acquired businesses may have undisclosed liabilities or contingent liabilities that are indeterminable; the risk that the Company may lose customers as a result of acquisitions; and the other risks described under "Risk Factors" and/or "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's most recent Registration Statement on Form S-1, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as amended, and the Company's quarterly reports on Form 10-Q. For further cautions about the risks of investing in the Company, we refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as amended, and the Company's quarterly reports on Form 10-Q. The Company assumes no obligation to update these forward-looking statements. Although this press release may remain available on the Company's website or elsewhere, its continued availability does not indicate that the Company is reaffirming or confirming any of the information contained herein.

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